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                                ESCROW AGREEMENT



                           Dated as of July ___, 1996



                                      Among


                        HOTEL INFORMATION SYSTEMS, INC.,



                             MAI SYSTEMS CORPORATION



                                       and



                      [CITY NATIONAL BANK], AS ESCROW AGENT


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                                TABLE OF CONTENTS

                                                                      PAGE

  RECITALS.............................................................B-1

                                    ARTICLE I

                                   Definitions

   1.1    Definitions..................................................B-1
   1.2    Other Definitions............................................B-3

                                   ARTICLE II

                               Escrow Arrangement

   2.1    Delivery of Consideration Shares and Other
          Escrow Property to the Escrow Agent, Etc.....................B-4
   2.2    Delivery by Escrow Agent of Ordinary
          Consideration Shares and Other Escrow
          Property Upon Certain Events.................................B-5
   2.3    Delivery By Escrow Agent of Put/Call
          Consideration Shares and Other Escrow
          Property Upon Certain Events.................................B-6
   2.4    Voting of Consideration Shares...............................B-7
   2.5    Term of Escrow...............................................B-7
   2.6    Investment...................................................B-7
   2.7    Representations and Warranties...............................B-7

                                   ARTICLE III

                                The Escrow Agent

   3.1    The Escrow Agent.............................................B-8
   3.2    Compensation and Indemnification of Escrow
          Agent........................................................B-9
   3.3    Merger or Consolidation of Escrow Agent......................B-10
   3.4    Duties of Escrow Agent.......................................B-10
   3.5    Change of Escrow Agent.......................................B-11

                                   ARTICLE IV

                            Miscellaneous and General

   4.1    Amendment; Waiver............................................B-12
   4.2    Successors...................................................B-12
   4.3    Binding Effect...............................................B-12
   4.4    GOVERNING LAW................................................B-13
   4.5    Notices......................................................B-13
   4.6    Counterparts.................................................B-14

   4.7    Entire Agreement, etc........................................B-14
   4.8    Captions.....................................................B-14

               ESCROW AGREEMENT (this "Agreement"), dated as of July ___, 1996, among Hotel Information Systems, Inc., a California corporation ("HIS"), MAI Systems Corporation, a Delaware corporation (the "Issuer"), and [City National Bank], a ______________ corporation (the "Escrow Agent").


                                    RECITALS

               WHEREAS, this Agreement is entered into in connection with the Asset Purchase Agreement, dated as of June 30, 1996, between the Issuer and HIS (the "Asset Purchase Agreement"), which provides for the issuance by the Issuer to HIS of an aggregate of 1,178,380 shares (the "Consideration Shares") of the Issuer's Common Stock, including 681,082 Put/Call Consideration Shares (the "Put/Call Consideration Shares") and 497,298 Ordinary Consideration Shares (the "Ordinary Consideration Shares"), that are subject to this Agreement; and

               WHEREAS, the Asset Purchase Agreement provides for the Issuer to deliver the Consideration Shares to the Escrow Agent upon the Closing that is taking place on the date of this Agreement (the "Closing" or the "Closing Date"), such Consideration Shares to be held by the Escrow Agent in escrow subject to the terms and conditions of this Agreement, and in order to facilitate the purposes of the Asset Purchase Agreement and the Put/Call and Registration Rights Agreement.

               NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein and in the Asset Purchase Agreement and the Put/Call and Registration Rights Agreement, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   Definitions

               1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               "Agreement" has the meaning set forth in the first paragraph of this Agreement.

               "Asset Purchase Agreement" has the meaning set forth in the recitals of this Agreement.

               "Certified Notice" shall mean written notice certified by the Issuer and/or either HIS or the applicable HIS Entity.

               "Closing" or the "Closing Date" have the meanings set forth in the recitals of this Agreement.

               "Consideration Shares" has the meaning set forth in the recitals of this Agreement.

               "Dispute" shall mean any dispute, civil action, suit, claim, arbitration, mediation or other disagreement or proceeding arising out of or in connection with the Asset Purchase Agreement, for which indemnification has been claimed and not paid in full pursuant to the Asset Purchase Agreement.

               "Dividend" has the meaning set forth in Section
2.1(b).

               "Escrow Agent" has the meaning set forth in the first paragraph of this Agreement.

               "Final Judgment" shall mean any final judgment or order not subject to further appeal issued by a court with competent jurisdiction over the parties to the Asset Purchase Agreement.

               "HIS" has the meaning set forth in the first paragraph of this Agreement.

               "HIS Entities" means HIS and the Permitted
Transferees.

               "Issuer" has the meaning set forth in the first paragraph of this Agreement.

               "Judgment" shall mean any order, consent decree, judgment, sanction, ruling or other remedial action taken by a court, arbitrator or other entity with competent jurisdiction over the parties to the Asset Purchase Agreement, or any resolution, agreement or other settlement, arising out of or in connection with a Dispute.

               "Ordinary Consideration Shares" has the meaning set forth in the recitals of this Agreement.

               "Other Escrow Property" has the meaning set forth in Section 2.1(b).

               "Permitted Investments" means (i) U.S. Government Obligations with a maturity of one year or less; or (ii) certificates of deposit or acceptances with a maturity of one year or less of the Escrow Agent or any other financial institution that is a member of the United States Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 or (iii) investment funds which invest primarily in U.S. Government Obligations of which the Escrow Agent or any of its affiliates are a sponsor, investment advisor, manager, custodian or agent and for which the Escrow Agent may be separately compensated, provided that such investment or deposit is not prohibited by Federal or state banking laws applicable to the Escrow Agent.

               "Permitted Transferees" shall mean the holders of common or preferred stock (or of options to acquire such stock) of HIS as of the Closing Date, which include Robert S. Sanford, Computer Systems Associates and Montreux Equity Partners III L.P. ("Montreux"). Permitted Transferees shall also include such other persons as to which the Issuer shall consent in writing, such consent not to be unreasonably withheld. In any event, up to ten accredited investors, within the definition under Regulation D under the Securities Act, requested by Computer Systems Associates or Montreux will be consented to by the Issuer.

               "Put/Call and Registration Rights Agreement" means the Put/Call and Registration Rights Agreement, to be dated the Closing Date, between the Issuer and HIS.

               "Put/Call Consideration Shares" has the meaning set forth in the recitals of this Agreement.

               "Registration" refers to a registration effected by the Issuer by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

               "U.S. Government Obligations" means direct obliga-tions (or certificates representing an ownership interest in such obligation) of the United States of America.

               1.2 OTHER DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the respec-tive meanings set forth in the Asset Purchase Agreement.

                                      ARTICLE II

                                  Escrow Arrangement

          2.1  DELIVERY OF CONSIDERATION SHARES AND OTHER ESCROW PROPERTY TO
THE ESCROW AGENT, ETC. (a) On the Closing Date, the Issuer will deliver the Consideration Shares to the Escrow Agent pursuant to Section 2.2(a) of the Asset Purchase Agreement. From time to time, the Issuer may deliver additional Put/Call Consideration Shares to the Escrow Agent pursuant to Section 2.3(b) of the Put/Call and Registration Rights Agreement. The Escrow Agent will hold such Consideration Shares in escrow and will not transfer any interest in such Consideration Shares except pursuant to the terms of this Agreement and except as required by law. The Escrow Agent will hold the Ordinary Consideration Shares (and any Other Escrow Property derived therefrom) in a separate escrow from the Put/Call Consideration Shares (and any Other Escrow Property derived therefrom) and will not intermingle any such shares or Other Escrow Property related thereto.

               (b) If the Issuer shall declare and pay any dividend, whether in the form of cash, Common Stock, other capital stock of the Issuer or any other property, or whether as a stock split or other subdivision of the Common Stock (a "Dividend"), during the term of this Agreement, the Issuer shall deliver such Dividend payable with respect to the Consideration Shares ("Other Escrow Property", which term shall also include any Permitted Investments and proceeds thereof in accordance with this Agreement) to the Escrow Agent. The Escrow Agent will hold such Other Escrow Property in escrow and will not transfer any interest in such Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

               (c) Upon receipt by the Escrow Agent of a Certified Notice from HIS certifying as to the transfer of shares to a Permitted Transferee, the Escrow Agent will take all necessary action to have the Consideration Shares registered in the name of the Permitted Transferee, but shall continue to hold such Consideration Shares in escrow and will not transfer any interest in such Consideration Shares except pursuant to the terms of this Agreement and except as required by law.

               (d) Upon receipt by the Escrow Agent of a Certified Notice from the Issuer and HIS certifying as to an adjustment to the Consideration Shares (and Other Escrow Property, if applicable) pursuant to Section 2.5(c) of the Asset Purchase Agreement, the Escrow Agent shall deliver such number of Consideration Shares and Other Escrow Property as is stated in such Certified Notice to or upon the order of the Issuer. The Escrow Agent will continue to hold the remaining Consideration Shares and Other Escrow Property, if any, in escrow and will not transfer any interest in such Consideration Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

               (e) At any time during the term of this Agreement and upon receipt of a Certified Notice from the Issuer and HIS certifying the number of Consideration Shares and Other Escrow Property to be delivered to or upon the order of the Issuer or HIS, the Escrow Agent shall deliver such number of Consideration Shares and Other Escrow Property to or upon the order of the Issuer or HIS, as applicable. The Escrow Agent will continue to hold the remaining Consideration Shares and Other Escrow Property, if any, in escrow and will not transfer any interest in such Consideration Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

               2.2 DELIVERY BY ESCROW AGENT OF ORDINARY CONSIDERATION SHARES AND OTHER ESCROW PROPERTY UPON CERTAIN EVENTS. (a) Upon the first anniversary of the Closing Date and in the absence of receipt by the Escrow Agent of a Certified Notice from the Issuer certifying that there exists a Dispute or Disputes, the Escrow Agent shall deliver the Ordinary Consideration Shares and the Other Escrow Property that derives from the Ordinary Consideration Shares then in its possession to or upon the order of HIS. However, if at the first anniversary of the Closing Date, the Escrow Agent shall have received a Certified Notice from the Issuer certifying that there exists a Dispute or Disputes, then no such delivery of Ordinary Consideration Shares and any related Other Escrow Property shall occur pursuant to this subsection 2.2(a); instead, it is contemplated that any such distribution would occur pursuant to Section 2.1(e) above. However, after such anniversary date, from time to time as may be consistent with its rights under the Asset Purchase Agreement, the Issuer agrees that it will provide a Certified Notice under Section 2.1(e) with respect to (i) amounts that are not subject to a Dispute or Disputes or (ii) amounts that subsequently cease to be subject to a Dispute or Disputes.

               (b) At any time during the term of this Agreement and upon the receipt by the Escrow Agent of a Certified Notice from the Issuer and HIS certifying that there exists a Judgment, or from the Issuer alone certifying that there exists a Final Judgment, the amount of such Judgment or

Final Judgment and the number of Ordinary Consideration Shares and amount of Other Escrow Property that derives from such Ordinary Consideration Shares to be delivered to or upon the order of the Issuer, the Escrow Agent shall deliver such number of Ordinary Consideration Shares and amount of such Other Escrow Property then in its possession to or upon the order of the Issuer. The Escrow Agent will continue to hold the remaining Ordinary Consideration Shares and Other Escrow Property, if any, relating thereto in escrow and will not transfer any interest in such Ordinary Consideration Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

               2.3 DELIVERY BY ESCROW AGENT OF PUT/CALL CONSIDERATION SHARES AND OTHER ESCROW PROPERTY UPON CERTAIN EVENTS. (a) Upon the second anniversary of the Closing Date and in the absence of receipt by the Escrow Agent of a Certified Notice from the Issuer certifying that it has exercised its call right pursuant to Section 2.2(b) of the Put/Call and Registration Rights Agreement, the Escrow Agent shall deliver the Put/Call Consideration Shares and the Other Escrow Property that derives from such Put/Call Consideration Shares then in its possession to or upon the order of HIS.

               (b) At any time during the term of this Agreement and upon receipt by the Escrow Agent of a Certified Notice from the Issuer certifying that the Issuer or a Caller has exercised its call rights pursuant to Section 2.2(a) or (b) of the Put/Call and Registration Rights Agreement and the number of Put/Call Consideration shares and the Other Escrow Property that derives from the Put/Call Consideration Shares to be delivered to or upon the order of the Issuer, the Escrow Agent shall deliver such number of Put/Call Consideration Shares and Other Escrow Property to or upon the order of the Issuer. The Escrow Agent will continue to hold the remaining Put/Call Consideration Shares and such Other Escrow Property, if any, in escrow and will not transfer any interest in such Put/Call Consideration Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

               (c) At any time during the term of this Agreement and upon receipt by the Escrow Agent of a Certified Notice from the Issuer and an HIS Entity certifying that such HIS Entity has sold Put/Call Consideration Shares pursuant to a Registration, and the Number Sold, the Escrow Agent shall deliver such number of Put/Call Consideration Shares to or upon the order of the Issuer and the HIS Entity specified in such Certified Notice. The Escrow Agent will continue to hold the remaining Put/Call Consideration Shares and related

Other Escrow Property, if any, in escrow and will not transfer any interest in such Put/Call Consideration Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

               2.4 VOTING OF CONSIDERATION SHARES. Prior to the delivery by the Escrow Agent to the Issuer or to a HIS Entity, as the case may be, of the Consideration Shares pursuant to Sections 2.1, 2.2 or 2.3 above, the HIS Entities shall have the sole power to exercise any voting rights attendant to the Consideration Shares and to any shares that constitute Other Escrow Property.

               2.5 TERM OF ESCROW. The term of this Escrow Agreement will commence upon receipt by the Escrow Agent of the Consideration Shares and will terminate when the last of the Consideration Shares and any Other Escrow Property has been delivered out of escrow pursuant to this Agreement, provided that Articles III and IV shall survive any such termination.

               2.6 INVESTMENT. The Escrow Agent agrees to invest all cash held by it pursuant to this Agreement in Permitted Investments at the written direction of the HIS Entities in the form of a Certified Notice and to hold such investments until their maturity unless directed by Certified Notice to liquidate such investments in order to make distributions of Other Escrow Property pursuant to Sections 2.1, 2.2 or 2.3 above. The Escrow Agent shall not be liable for any loss of principal or interest or for any penalty that may result from following any investment instructions contained in any such Certified Notices.

               2.7 REPRESENTATIONS AND WARRANTIES. (a) Each of the Issuer and HIS represents and warrants, with respect to itself, that (i) it has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) this Agreement is a valid and binding agreement of it enforceable against it in accordance with its terms, (iii) the execution and delivery of this Agreement by it does not, and the consummation of the transactions contemplated hereby by it will not, constitute or result in (A) a breach or violation of, or a default under, its charter documents or (B) a breach or violation of, a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any Contract of it or any law, ordinance, rule or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it is subject, except, in the case of clause (B) above, for such breaches, violations, defaults or accelerations that, alone or in the aggregate, could not prevent, materially delay or materially burden the transactions contemplated by this Agreement and such liens, pledges, security interests or other encumbrances as may be created pursuant to this Agreement.

               (b) The Escrow Agent represents and warrants that (i) it has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (ii) this Agreement is a valid and binding agreement of the Escrow Agent enforceable against the Escrow Agent in accordance with its terms.


                                      ARTICLE III

                                   The Escrow Agent

               3.1 THE ESCROW AGENT. (a) [City National Bank] is hereby appointed as Escrow Agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

               (b) Subject to the other terms and conditions hereof, the Escrow Agent hereby irrevocably declares that it will hold all right, title and interest in and to the Consideration Shares and any Other Escrow Property in escrow for the use and benefit of the Issuer and the HIS Entities upon the terms set forth herein.

               (c) Copies of the Asset  Purchase  Agreement and the Put/Call and
Registration Rights Agreement are being furnished to the Escrow Agent simultaneously with the execution of this Agreement, and such other agreements shall be deemed to be annexes to this Agreement. However, nothing in such agreements or in this Agreement is intended to impose any liability on the Escrow Agent for the execution, validity or performance of such other agreements, such matters being solely the responsibility of the Issuer, HIS and the other HIS Entities.

               (d) HIS agrees to provide, and agrees to cause the HIS Entities to provide, to the Escrow Agent such stock powers and other instruments of transfer as the Escrow Agent may from time to time reasonably request for purposes of administering the escrows created hereunder. To that end, HIS hereby further grants to the Escrow Agent the following power of attorney, and agrees to cause each of the HIS

Entities to deliver to the Escrow Agent a similar power of attorney:



                               POWER OF ATTORNEY

       Know all persons by these presents, that Hotel Information Systems, Inc. [name of HIS Entity] constitutes and appoints [name of Escrow Agent] its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to sign any and all instruments of transfer for the purposes of the Escrow Agreement, dated as of July __, 1996, among Hotel Information Systems, Inc., MAI Systems Corporation and [name of Escrow Agent], with respect to any of the Consideration Shares or Other Escrow Property (as defined in such Escrow Agreement), granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as the grantor of this power of attorney might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or its substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

       3.2  COMPENSATION  AND  INDEMNIFICATION  OF ESCROW AGENT. (a) The
Issuer agrees to pay the Escrow Agent such fees as the Issuer and the Escrow Agent shall from time to time agree for all services rendered by the Escrow Agent hereunder and, from time to time, on demand of the Escrow Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Issuer also agrees to indemnify the Escrow Agent and its officers, directors and agents for, and to hold each of them harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent, for anything done or omitted by the Escrow Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending any claim of liability directly arising therefrom.

               (b) The Escrow Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Certified Notice signed by the proper party or parties.

               3.3    MERGER OR CONSOLIDATION OF ESCROW AGENT.
                      ---------------------------------------
     Any corporation into which the Escrow Agent or any successor escrow agent may be merged or with which it may be consoli- dated, or any corporation resulting from any merger or consolidation to which the Escrow Agent or any successor escrow agent shall be party or any corporation succeeding to the corporate trust business of the Escrow Agent or a successor escrow agent as a whole or substantially as a whole, whether by sale or otherwise shall be the successor to the Escrow Agent under this Agreement without any further act on the part of any of the parties hereto, PROVIDED that such corporation would be eligible for appointment as a successor escrow agent under the provisions of Section 3.5 hereof, and any Consideration Shares or Other Escrow Property held by the Escrow Agent prior to such transaction shall be deemed to be held by such successor thereafter.

               3.4 DUTIES OF ESCROW AGENT. The Escrow Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions:

               (a) The Escrow Agent may consult with legal counsel (who may be legal counsel for the Issuer or HIS), and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Escrow Agent deems it necessary or desirable that any fact or matter be proved or established by the Issuer or HIS prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be provided conclusively by Certified Notice delivered to the Escrow Agent. Any such certificate shall be full authorization to the Escrow Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Escrow Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

               (d) The Escrow Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or be required to verify the same. All such statements and recitals shall be deemed to have been made by the Issuer and HIS only.

               (e) The Escrow Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Escrow Agent) or in respect of the validity or execution of any stock certificate representing Consideration Shares; nor shall it be responsible for any breach by the Issuer or HIS of any covenant or condition contained in this Agreement; nor shall it by any act hereunder be deemed to make any representation or warranty as to whether any Consideration Shares (or any Other Escrow Property) will be validly authorized and issued, fully paid and nonassessable.

               (f)  Each of the  Issuer  and HIS  agrees  that it will  perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Escrow Agent for the carrying out or performing by the Escrow Agent of the provisions of this Agreement.

               (g) The Escrow Agent is hereby authorized and directed to accept Certified Notice with respect to the performance of its duties hereunder and to apply to any Officer for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer.

               (h) The Escrow Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

               3.5 CHANGE OF ESCROW AGENT. The Escrow Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Issuer by registered or certified mail, and to HIS by first-class mail. The Issuer may remove the Escrow Agent or any successor escrow agent upon 30 days' notice in writing, mailed to the Escrow Agent or successor escrow agent, as the case may be, by registered or certified mail, and to HIS by first class mail. If the Escrow Agent resigns or is removed or otherwise becomes incapable of acting, the Issuer shall appoint a successor to the Escrow Agent. If the Issuer fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Escrow Agent or by HIS, then HIS may apply to any court of competent jurisdiction for the appointment of a new Escrow Agent. Any successor escrow agent, whether appointed by the Issuer or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by a federal or state authority and which has at the time of its appointment as escrow agent a combined capital and surplus of at least $25,000,000. After appointment, the successor escrow agent shall, without further action, be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Escrow Agent; but the predecessor Escrow Agent shall deliver and transfer to the successor escrow agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for this purpose. Not later than the effective date of any such appointment, the Issuer shall file notice thereof in writing with the predecessor Escrow Agent and mail a notice thereof in writing to HIS. Failure to give any notice provided for in this Section 3.5, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Escrow Agent or the appointment of the successor escrow agent, as the case may be.


                                      ARTICLE IV

                               Miscellaneous and General

               4.1 AMENDMENT; WAIVER. This Agreement may not be modified or amended except by a written instrument signed by authorized representatives of the Issuer, HIS and the Escrow Agent and referring specifically to this Agreement.

               4.2 SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Issuer, HIS or the Escrow Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               4.3 BINDING EFFECT. The agreements herein set forth shall be mutually binding upon, and inure to the mutual benefit of, the Issuer, HIS and the Escrow Agent. Except as set forth in the following sentence, the parties do not intend that any third party shall enjoy any rights under this Agreement and no such third party shall be entitled to make any claim, or bring any action to enforce this Agreement against either party to this Agreement even if the third party receives some benefit from this Agreement. However, if and when HIS certifies to the Escrow Agent the transfer of shares to a Permitted Transferee pursuant to Section 2.1(c) hereof, then from and after such time, and to the extent of their respective interests in the Consideration Shares and Other Escrow Property hereunder, the HIS Entities will become third party beneficiaries of this Agreement entitled to enforce the same, but subject to their performance of the duties imposed upon the HIS Entities hereunder.

               4.4    GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF CALIFORNIA.

               4.5 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, next-day air courier or facsimile:

               1.     if to Issuer, at

                         9600 Jeronimo Road
                         Irvine, California 92718
                         Facsimile No.: (714) 580-2378
                         Attention: President

                                with a copy to:

                         Sullivan & Cromwell
                         444 South Flower Street, Suite 1200
                         Los Angeles, California 90071
                         Facsimile No.: (213) 683-0457
                         Attention: Frank H. Golay, Jr.

               2.     if to the Escrow Agent, at

                              [City National Bank]
                                   [address]
                                 Facsimile No.:
                                   Attention:

                                with a copy to:


               3. if to HIS, at

                           2300 Clayton Road, Suite 300
                           Concord, California 94520
                           Facsimile No.: (510) 602-3052
                           Attention: President
                                with copies to:

                           Heller, Ehrman, White & McAullife
                           525 University Avenue
                           Suite 1100
                           Palo Alto, California 94301-1908
                           Facsimile No.: (415) 324-0638
                           Attention: August J. Moretti

                           Saphier, Rein & Walden
                           10000 Santa Monica Boulevard, #312
                           Los Angeles, California 90067
                           Facsimile No.: (310) 556-1564
                           Attention: Robert S. Rein


               4.6 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

               4.7 ENTIRE AGREEMENT, ETC. This Agreement (including any Annexes or Schedules hereto) (a) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof, and (b) shall not be transferable or assignable by operation of law or otherwise and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto and other than as set forth in Section 4.3.

               4.8 CAPTIONS. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                    MAI SYSTEMS CORPORATION



                                    By:________________________________
                                       Name:
                                       Title:



                                    HOTEL INFORMATION SYSTEMS, INC.



                                    By:________________________________
                                       Name:
                                       Title:



                                    [CITY NATIONAL BANK]



                                    By:________________________________
                                       Name:
                                       Title: